Warrants	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Warrants

Note P - Warrants

Public Warrants

Each public warrant entitles the registered holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of common stock. This means only a whole warrant may be exercised at a given time by a warrant holder. The warrants will expire on September 2, 2026, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

The Company may call the public warrants for redemption as follows: (1) in whole and not in part; (2) at a price of $0.01 per warrant; (3) upon a minimum of 30 days prior written notice of redemption; and (4) only if the last reported closing price of the common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the 3rd trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the Company public warrants to do so on a “cashless basis.”

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including a consolidation, combination, reverse stock split or reclassification of shares of the Company’s common stock or other similar event. In no event will the Company be required to net cash settle the warrant shares.

As of December 31, 2021, there were 8,188,811 public warrants issued and outstanding.

Private Warrants

The terms and provisions of the public warrants above also apply to the private warrants. If the private warrants are held by holders other than Sponsor, Jefferies, Holdings or their respective permitted transferees, the private warrants will be redeemable by the Company and exercisable by the holders on the same basis as the public warrants. The Sponsor, Jefferies, Holdings and their respective permitted transferees have the option to exercise the private placement warrants on a cashless basis.

The private warrants were valued at $2.81 and $2.47 per warrant as of September 2, 2021 and December 31, 2021, respectively, under the Black-Scholes OPM using the following assumptions:

	September 2,	December 31,
	2021	2021
Exercise price	$11.50	$11.50
Common stock price	$10.50	$6.75
Expected option term (years)	5	4.67
Expected volatility	32.80%	60.50%
Risk-free rate of return	0.78%	1.21%
Expected annual dividend yield	—%	—%

The fair value of the private warrants decreased $2.6 million between the initial valuation as of the date the warrants were assumed on September 2, 2021 and December 31, 2021. The fair value decrease is reflected in other (income) expense, net on the consolidated statements of operations and comprehensive income (loss) for the Successor 2021 Period.

As of December 31, 2021, there were 7,732,168 private warrants issued and outstanding.